UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

USA TRUCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19858	71-0556971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        On July 14, 2005, the Registrant issued a news release announcing its revenues and earnings for the first quarter of 2005. A copy of the news release is furnished as an exhibit to this Form 8-K. This Form 8-K and the attached exhibit are furnished to but not filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	News release issued by the Registrant on July 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date: July 15, 2005	/s/ ROBERT M. POWELL
Robert M. Powell
Chairman and Chief Executive Officer

Date: July 15, 2005	/s/ JERRY D. ORLER
Jerry D. Orler
President

Date: July 15, 2005	/s/ CLIFTON R. BECKHAM
Clifton R. Beckham
Sr. Vice President - Finance, Chief
Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	News release issued by the Registrant on July 14, 2005